QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 22, 2004

GAIAM, INC.
(Exact Name of Registrant as Specified in its Charter)

Colorado	0-27515	84-1113527
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 Interlocken Boulevard, Broomfield, Colorado 80021
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (303) 222-3600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 3.02	Unregistered Sales of Equity Securities
SIGNATURE

Item 3.02 Unregistered Sales of Equity Securities

        On December 22, 2004, Gaiam, Inc. issued 100,000 shares of Class A common stock to certain former investors in Gaiam.com, Inc., as final satisfaction under the Merger Agreement ("Agreement") among Gaiam, Inc., Gaiam.com, Inc. and the Shareholders of Gaiam.com, Inc. dated November 1, 2002. Gaiam fully accrued for the issuance of these shares at the time of the merger in 2002. These shares were issued pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAIAM, INC.
By:	/s/ JANET MATHEWS Janet Mathews Chief Financial Officer

Date: December 28, 2004

QuickLinks

TABLE OF CONTENTS
  Item 3.02 Unregistered Sales of Equity Securities
SIGNATURE